Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of STW Resources Holdings Corp. (the “Company”) for the quarter ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stanley Weiner, the Chief Executive Officer of the Company, do hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 22, 2010
/s/ Stanley Weiner
Stanley Weiner
Chief Executive Officer